OTHER NON-CURRENT LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2022
Other Liabilities, Noncurrent [Abstract]
Components of other long-term liabilities
Other non-current liabilities is comprised of the following:

(in thousands of $)	2022	2021
Underutilization liability (note 7)	(35,806)	—
Day 1 gain deferred revenue (1)	(31,720)	(34,221)
Pension obligations (note 25)	(24,269)	(31,357)
Deferred commissioning period revenue (2)	(10,396)	(14,515)
Golar Arctic’s contract liability (3)	(7,816)	—
Non-current portion of operating lease liabilities (note 13)	(3,587)	(7,136)
Other payables (4)	(6,834)	(5,730)
Other non-current liabilities	(120,428)	(92,959)
(1) Non-current portion of Day 1 gain deferred on initial recognition of the oil and gas derivative instruments embedded in the LTA (note 7). As of December 31, 2022 and 2021, the non-current portion of the Day 1 gain deferred revenue relating to FLNG Hilli’s oil and gas derivative instruments is $24.5 million and $7.2 million; $34.2 million and $nil, respectively.

(2) FLNG Hilli’s Customer billing during the commissioning period, prior to vessel acceptance and commencement of the LTA, which is considered an upfront payment for services. These amounts billed are recognized as part of “Liquefaction services revenue” in the consolidated statements of operations evenly over the LTA contract term, with this commencing on the Customer’s acceptance of the FLNG Hilli. The current portion of deferred commissioning period billing is included in “Other current liabilities” (note 23).

(3) “Golar Arctic’s contract liability” represents the first advance received from Snam in relation to the Arctic SPA (note 7 and 15).

(4) Included in “Other payables” are an asset retirement obligation of $5.7 million and $5.3 million for the years ended December 31, 2022 and 2021, respectively. The corresponding asset of $4.7 million is recorded within vessels and equipment, net (note 19).